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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K
                                   __________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of earliest event reported: July 5, 2005




                              GLOBAL MATRECHS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation of Organization)


        000-29204                                                   58-2153309
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(Commission File Number)                                            (I.R.S. ID)


                90 GROVE STREET, SUITE 201, RIDGEFIELD, CT 06877
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               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 431-6665



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Global Matrechs, Inc. ("Company", "we" or "our"). Factors that could cause actual results to differ materially from our expectations include the uncertainty regarding the volatility of the price of our common stock, our possible ability to repay existing indebtedness and other risks detailed from time to time in our SEC reports. No assurance can be given that investors of the Company will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 5, 2005, we entered into a private equity credit agreement (the "Private Equity Credit Agreement") with Brittany Capital Management Limited ("Brittany"), a limited liability company organized and existing under the laws of The Bahamas. On July 5, 2005 we also entered into a registration rights agreement (the "Registration Rights Agreement") with Brittany pursuant to which we agreed to file a registration statement with the Securities and Exchange Commission ("SEC") registering for resale the common stock issuable to Brittany under the Private Equity Credit Agreement. Copies of the Private Equity Credit Agreement and the Registration Rights Agreement are being filed herewith as Exhibits 10.1 and 10.2 and are incorporated into Items 1.01, 2.03 and 3.02 by reference.

         Under the Private Equity Credit Agreement, we may draw up to $15 million, on an as needed basis, in exchange for shares of our common stock, subject to conditions outside of the control of Brittany. Each draw under the Private Equity Credit Agreement is structured as a put option, wherein we require Brittany to purchase a number of shares of our common stock after a discount to the market price is applied. Specifically, each share is sold at a price equal to 92% of the average of the three lowest of the bid prices for the ten (10) trading days immediately following the put date. Under the terms of the Private Equity Credit Agreement, we are required to draw down a minimum of one
(1) million dollar and a maximum of fifteen (15) million. If we draw a lesser amount, we must pay Brittany an amount equal to 9% of the difference between that amount and the minimum of $1 million. Based on our current assessment of our financing needs, we intend to draw in excess of the $1 million minimum but less than the $15 million maximum available under the Private Equity Credit Agreement. However, if our needs change, we may draw up to the $15 million maximum. The timing and amounts of the purchases by Brittany are at our sole discretion, unless otherwise provided under the Private Equity Credit Agreement.

         We will not receive any cash advances and may not issue any securities to Brittany under the Private Equity Credit Agreement until the registration statement covering the resale of these shares is declared effective by the SEC. In addition, under the Private Equity Credit Agreement, in order to receive puts we must, among other things, file with the SEC in a timely manner, all reports, notices and other documents required of a "reporting company" under the Securities Exchange Act of 1934, as amended.

                    PRIVATE EQUITY CREDIT AGREEMENT EXPLAINED

         WE HAVE SUMMARIZED BELOW KEY PROVISIONS OF THE PRIVATE EQUITY CREDIT AGREEMENT. BECAUSE IT IS A SUMMARY, IT MAY NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. BEFORE INVESTING IN OUR COMPANY, YOU SHOULD REVIEW THE FULL TEXT OF THE PRIVATE EQUITY CREDIT AGREEMENT, WHICH WE HAVE FILED AS EXHIBIT 10.1 HERETO. YOU MAY OBTAIN COPIES OF THIS DOCUMENT ON THE SEC WEB SITE AT WWW.SEC.GOV

         PUT. Pursuant to the Private Equity Credit Agreement, we may periodically sell shares of common stock to Brittany Capital Management Limited to raise capital to fund our working capital needs. Upon issuing shares of common stock, we will receive a cash advance. The periodic sale of shares is known as a put.

         MECHANICS. We may, at our discretion, make a put to Brittany by written notice, specifying the amount requested up to the maximum amount. The closing will be held the twelfth (12th) trading day following the put date related to such closing, or such earlier date as agreed with Brittany, provided all conditions to such closing have been satisfied on or before such trading day. At which time, we will deliver shares of common stock to Brittany and Brittany will pay the put amount. We have the ability to determine when and if we desire to make a put.

         COMMITMENT PERIOD. We may make a put at any time during the commitment period. The commitment period begins on the date the SEC first declares the accompanying registration statement effective. The commitment period expires on the earliest to occur of (i) the date on which Brittany has made puts totaling $15 million or (ii) three (3) years after the effective date of the registration statement filed in connection with the Private Equity Credit Agreement. Brittany's obligations to purchase shares under the Private Equity Credit Agreement terminate in the event a registration statement covering shares underlying the Private Equity Credit Agreement does not remain effective.

         CONDITIONS. One of our principal conditions to our ability to draw under the Private Equity Credit Agreement are that: the purchase cannot cause Brittany to beneficially own more than 9.9% of our outstanding common stock. In addition, there shall have been no material adverse change in our business or financial condition since our most recent filing with the SEC.

         MINIMUM PUT AMOUNT.  We may not make any put for less than $25,000.

         MAXIMUM PUT AMOUNT. We may not make puts in excess of a total of $15 million. The maximum amount of each put is equal to the lesser of (a) Five Hundred Thousand Dollars ($500,000), or (b) Five Hundred (500%) percent of the weighted average volume for the twenty (20) trading days immediately preceding the put date. In no event shall the number of shares issuable to Brittany cause it to own in excess of 9.99% of the then outstanding shares of our common stock.

         NUMBER OF SHARES TO BE ISSUED. We cannot predict the actual number of shares of common stock that will be issued pursuant to the Private Equity Credit Agreement, in part, because the purchase price of the shares will fluctuate based on prevailing market conditions and we have not determined the total amount of advances we intend to draw. Nonetheless, we can estimate the number of shares of common stock that will be issued using certain assumptions.

    o Based upon a recent price of our common stock of $0.03 on July 5, 2005, we would have to issue 543,448,260 shares of our common stock to draw down the entire $15 million available to us under the Private Equity Credit Agreement. You should also be aware that in order for us to utilize the full $15 million available under the Private Equity Credit Agreement after the sale of 50,000,000 shares, it may be necessary for our shareholders to approve an increase in our authorized common stock and for us to register additional shares of common stock. This is currently the case based on the stock price of $0.03 as of July 5, 2005. Global Matrechs is authorized in its Articles of Incorporation to issue up to 300,000,000 shares of common stock and as of July 7, 2005, we had 82,580,760 shares of common stock outstanding.

    o We are registering 53,000,000 shares of common stock hereunder to be issued under the Private Equity Credit Agreement. For illustrative purposes only, based on our recent stock price of $0.03 as of July 5, 2005, if we decide to register 50,000,000 shares of our common stock available under the Private Equity Credit Agreement, we could only draw down $1,380,000 under the Private Equity Credit Agreement. If we intend to draw additional funds available under the Private Equity Credit Agreement, we will be required to file a new registration statement. However, we will not be able to request Brittany to purchase shares of our common stock until the SEC declares effective the new registration statement.

         You should be aware that there is an inverse relationship between our stock price and the number of shares to be issued under the Private Equity Credit Agreement. That is, as our stock price declines, we would be required to issue a greater number of shares under the Private Equity Credit Agreement for a given put amount. This inverse relationship is demonstrated by the following table, which shows the number of shares of our common stock to be issued to Brittany, under the Private Equity Credit Agreement, at various prices. In addition to showing the inverse relationship, the above table also shows that the issuance of shares under the Private Equity Credit Agreement may result in a change of control. If all or a significant block of these shares are held by one or more shareholders working together, then such shareholder or shareholders would have enough shares to exert significant influence of Global Matrechs.

  PRICE SENSITIVITY OF DILUTION RESULTING FROM PRIVATE EQUITY CREDIT AGREEMENT

================================== ================================ ========================= ========================
    HYPOTHETICAL DRAW AMOUNT          HYPOTHETICAL SHARE PRICE       DISCOUNTED SALE PRICE      SHARES TO BE ISSUED
================================== ================================ ========================= ========================
$50,000                            $0.05                            $0.0460                   1,086,957
---------------------------------- -------------------------------- ------------------------- ------------------------
$50,000                            $0.04                            $0.0368                   1,358,696
---------------------------------- -------------------------------- ------------------------- ------------------------
$50,000                            $0.03                            $0.0276                   1,811,594
---------------------------------- -------------------------------- ------------------------- ------------------------
$50,000                            $0.02                            $0.0184                   2,717,391
---------------------------------- -------------------------------- ------------------------- ------------------------
$50,000                            $0.01                            $0.0092                   5,434,782
---------------------------------- -------------------------------- ------------------------- ------------------------

         Additional dilution may result because

    o The outstanding shares are issued based on a discount to the market rate. As a result, the lower the stock price around the time we require an advance, the greater the number of shares that Brittany will receive. This could result in substantial dilution to the interests of other holders of common stock.

    o To the extent Brittany sells its common stock, the common stock price may decrease due to the additional shares in the market. Such sales could further depress the stock price.

    o The significant downward pressure on the price of the common stock as Brittany sells material amounts of common stocks could encourage short sales by Brittany or others. Short sales could place further downward pressure on the price of the common stock.

         BLACKOUT SHARES. Pursuant to the terms of the Private Equity Credit Agreement, we must notify Brittany of, among other things, events that may adversely affect our business or financial condition. In the event we are required to disclose material information to Brittany that is not yet ripe for public disclosure, we may suspend the sale of common stock covered by this registration statement by Brittany for no more than 15 days. We may impose no more than four suspensions in any 12-month period, and no two periods of suspension may occur within ten (10) days of each other. If we impose a suspension in violation of any of these limitations, we will be required to pay Brittany 1.5% of the total cost of all common stock they hold at the time of the suspension for each fifteen day period of suspension or any portion thereof. In addition, if we impose a suspension within 15 trading days of a sale of common stock to Brittany under the Private Equity Credit Agreement and our stock price declines during the period of the suspension, we will be required to issue that number of additional shares of our common stock which, when combined with the shares purchased during the 15 trading days immediately preceding the suspension, will equal the number of shares Brittany would have received had the purchase been made at the conclusion of the suspension period (at the lower per share price). We refer to these shares as blackout shares.

         REGISTRATION RIGHTS. On July 5, 2005, we entered into a registration rights agreement pursuant to which we have granted Brittany registration rights in connection with the shares issuable under the Private Equity Credit Agreement. In accordance with the terms of our agreement with Brittany, we intend to file a registration statement covering the resale of these shares by Brittany. The registration statement will register such shares upon effectiveness. The cost of this registration will be borne by us. Pursuant to the terms of the Private Equity Credit Agreement and Registration Rights Agreement, we are required to registered shares issuable under the Private Equity Credit Agreement including blackout shares.

         PROCEEDS. We cannot predict the total amount of proceeds to be raised in this transaction, in part, because we have not determined the total amount of the advances we intend to draw. We may decide to register some but not all of the shares available under the Private Equity Credit Agreement. For illustrative purposes only, we calculated the proceeds raised in connection with the sale of 50,000,000 shares to Brittany.

         If on July 5, 2005 we required Brittany to purchase 50,000,000 shares of our common stock, we will receive $1,380,000 before deducting expenses. Thereafter, if we intend to draw the $15 million available under the Private Equity Credit Agreement, we will be required to file a new registration statement and it may be necessary to seek stockholder approval to increase the number of authorized shares of common stock. We expect to incur expenses of approximately $35,000 consisting primarily of professional fees incurred in connection with registering shares in the offering. In addition, we are obligated to pay an underwriting discount to Greenfield equal to 1% of each put in cash.

         USE OF PROCEEDS. We intend to use the net proceeds received under the Private Equity Credit Agreement for general corporate purposes.

         OTHER AGREEMENTS. On July 8, 2005, Greenfield Capital Partners LLC, Southridge Partners LP and McNabb LLC waived Global Matrechs, Inc.'s obligation to register in a registration statement to be filed in the near future shares of common stock underlying warrants previously issued to these investors. Copies of these waivers are being filed as exhibits 10.3; 10.4 and 10.5 hereto and are incorporated into Items 1.01, 2.03 and 3.02 by reference.


ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION.

         (a) See Item 1.01 above.


ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.


EXHIBIT NO.   TITLE
===========   =================================================
10.1          Private Equity Credit Agreement between Brittany
              Capital Management Limited and Global Matrechs, Inc.
              dated July 5, 2005

10.2 Registration Rights Agreement between Brittany Capital Management Limited and Global Matrechs, Inc. dated July 5, 2005

10.3          Waiver granted by Southridge Partners LP dated July 8,
              2005

10.4          Waiver granted by Greenfield Capital Partners LLC dated
              July 8, 2005

10.5          Waiver granted by MacNab LLC dated July 8, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GLOBAL MATRECHS, INC.


Dated:   July 11, 2005                   By: /s/ Michael Sheppard
                                             --------------------
                                             Michael Sheppard,
                                             President, Chief Executive Officer,
                                             Chief Operation Officer and
                                             Acting Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.        TITLE
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10.1               Private Equity Credit Agreement between Brittany
                   Capital Management Limited and Global Matrechs, Inc.
                   dated July 5, 2005

10.2 Registration Rights Agreement between Brittany Capital Management Limited and Global Matrechs, Inc. dated July 5, 2005

10.3               Waiver granted by Southridge Partners LP dated July 8,
                   2005

10.4               Waiver granted by Greenfield Capital Partners LLC dated
                   July 8, 2005

10.5               Waiver granted by MacNab LLC dated July 8, 2005
















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